Warrants - Summary of the Fair Value of Warrants Issued for Services (Detail) - Warrants [Member] - yr	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Disclosure Of Indirect Measurement Of Fair Value Of Goods Or Services Received Other Equity Instruments Granted During Period [Line Items]
Risk-free interest rate	0.74%	0.26%	1.57%
Dividend yield	0.00%	0.00%	0.00%
Expected volatility	107.00%	147.00%	150.00%
Expected life (years)	2.88	1.28	1
Forfeiture rate	0.00%	0.00%	0.00%